                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------

        Date of Report (Date of earliest event reported): August 15, 2005

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)
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         Delaware                         001-15223                     76-0453392
-------------------------          -----------------------        ----------------------

  (State or Other                       (Commission                    (IRS Employer
  Jurisdiction of                        File Number)                Identification No.)
  Incorporation)

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                87 Grandview Avenue, Waterbury, Connecticut 06708
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 15, 2005, the Registrant issued a press release to report its financial results for the second quarter and six months ended June 30, 2005. A copy of the press release is furnished pursuant to this Item 2.02 as Exhibit
99.1 to this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1   The Registrant's Press Release dated August 15, 2005.

              This press release is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed"
              for purposes of Section 18 of the Securities Exchange Act of 1934
              (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                     Page 2

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OPTICARE HEALTH SYSTEMS, INC.
                                            (Registrant)

Date: August 17, 2005                       /s/      Vincent S. Miceli
                                            ----------------------------
                                            Name: Vincent S. Miceli
                                            Title: Corporate Controller and
                                                   Chief Accounting Officer

                                     Page 3

                                                    EXHIBIT INDEX

Exhibit
Number                              Description
-------                             -----------

99.1     The Registrant's Press Release dated August 15, 2005.

                                     Page 4

                                                   Contact:
                                                   Vincent S. Miceli
                                                   Corporate Controller
                                                   OptiCare Health Systems, Inc.
                                                   (203) 596-2236

                     OPTICARE HEALTH SYSTEMS, INC. ANNOUNCES
                     ---------------------------------------
                             SECOND QUARTER EARNINGS
                             -----------------------

            WATERBURY, Conn., August 15, 2005 -- OptiCare Health Systems, Inc.
(AMEX: OPT) announced today that second quarter 2005 net income from continuing operations declined slightly to $377,000 from $453,000 in the second quarter
2004. For the first six months of 2005, net income from continuing operations increased to $728,000 from $602,000 in the comparable 2004 period. Net revenue for the second quarter 2005 declined approximately $0.8 million to $14.9 million from $15.7 million in the second quarter 2004. For the first six months of 2005, net revenues declined approximately $1.0 million to $29.3 million from $30.3 million in the comparable 2004 period. The second quarter and six month results of 2004 reflect results from continuing operations and exclude the results of the Company's CC System's Inc. operation, which was sold in September 2004 and the Distribution Segment, which was sold on January 12, 2005.

            OptiCare attributed its year-over-year earnings improvement to increased profitability from its Managed Vision sector resulting from revenue growth coupled with lower expenses on a company-wide basis and lower interest expense due to a significant pay down in senior debt of approximately $6.7 million.

            "We are pleased to report another profitable quarter from continuing operations," commented Christopher J. Walls, OptiCare's President and Chief
Executive Officer, who also noted "Our core businesses continue to deliver improved results."

ABOUT OPTICARE HEALTH SYSTEMS, INC.
-----------------------------------

          OptiCare Health Systems, Inc. is an integrated eye care services company focused on vision benefits management and consumer vision services, including medical, surgical and optometric services and optical retail.

                                    * * * * *

                                     -more-

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS

              THIS NEWS RELEASE INCLUDES CERTAIN STATEMENTS OF THE COMPANY THAT
     MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION
     27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE
     SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND WHICH ARE MADE PURSUANT TO
     THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING
     STATEMENTS INCLUDE STATEMENTS CONCERNING THE FINANCIAL PERFORMANCE OF THE
     COMPANY, AS WELL AS PLANS, OBJECTIVES, GOALS, STRATEGIES, FUTURE EVENTS, OR
     PERFORMANCE, AND ANY UNDERLYING ASSUMPTIONS AND STATEMENTS THAT ARE NOT
     STATEMENTS OF HISTORICAL FACT. WHEN USED IN THIS NEWS RELEASE, THE WORDS
     "EXPECTS," "ANTICIPATES," "ESTIMATES," "PLANS," "INTENDS," "PROJECTS,"
     "PREDICTS," "BELIEVES," "MAY" OR "SHOULD," AND SIMILAR EXPRESSIONS, ARE
     INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING
     STATEMENTS BASED UPON THE BELIEFS OF MANAGEMENT AND ASSUMPTIONS MADE BY AND
     INFORMATION CURRENTLY AVAILABLE TO THE COMPANY. THESE STATEMENTS REFLECT
     THE CURRENT VIEW OF THE COMPANY'S MANAGEMENT WITH RESPECT TO FUTURE EVENTS.
     MANY FACTORS COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF
     THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS,
     PERFORMANCE, OR ACHIEVEMENTS THAT MAY BE EXPRESSED OR IMPLIED BY SUCH
     FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED THAT ALL
     FORWARD-LOOKING STATEMENTS INVOLVE THOSE RISKS AND UNCERTAINTIES DETAILED
     IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION,
     INCLUDING ITS ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR
     ENDED DECEMBER 31, 2004. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE
     DATE THEY ARE MADE AND THE COMPANY UNDERTAKES NO DUTY OR OBLIGATION TO
     UPDATE ANY FORWARD-LOOKING STATEMENTS IN LIGHT OF NEW INFORMATION OR FUTURE
     EVENTS.

                                      # # #

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets
                             (Amounts in thousands)
                                   (Unaudited)
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                                                                 June 30,            December 31,
                                                                   2005                  2004
                                                              ----------------     -----------------

    ASSETS
    CURRENT ASSETS:
       Cash and cash equivalents                                      $ 2,017               $ 2,228
       Accounts receivable, net                                         1,994                 2,164
       Inventory                                                        1,717                 1,851
       Assets held for sale                                                 -                 7,894
       Other current assets                                               968                   681
                                                              ----------------     -----------------
           TOTAL CURRENT ASSETS                                         6,696                14,818
                                                              ----------------     -----------------
    Property and equipment, net                                         2,291                 2,628
    Goodwill                                                           16,813                16,663
    Intangible assets, net                                              1,013                 1,068
    Assets held for sale, non-current                                       -                 1,150
    Other assets                                                        3,545                 3,487
                                                              ----------------     -----------------
    TOTAL ASSETS                                                     $ 30,358              $ 39,814
                                                              ================     =================

    LIABILITIES AND STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES:
       Accounts payable                                               $ 1,072               $ 2,727
       Accrued expenses                                                 6,075                 6,514
       Current portion of long-term debt                                1,594                   332
       Current portion of capital lease obligations                        54                    11
       Liabilities of held for sale business                                -                 5,683
       Other current liabilities                                        1,058                 1,119
                                                              ----------------     -----------------
            TOTAL CURRENT LIABILITIES                                   9,853                16,386
                                                              ----------------     -----------------

    Long-term debt, less current portion                                1,949                10,024
    Capital lease obligations, less current portion                       133                    19
    Other liabilities                                                   1,342                 1,476
                                                              ----------------     -----------------
           TOTAL NON-CURRENT LIABILITIES                                3,424                11,519
                                                              ----------------     -----------------

    Series B 12.5% mandatorily redeemable, convertible
       preferred stock--related party                                   6,730                 6,344

    STOCKHOLDERS' EQUITY:
    Series C & D preferred stock--related party                             1                     1
    Common stock                                                           31                    31
    Additional paid-in-capital                                         83,250                79,192
    Accumulated deficit                                               (72,931)              (73,659)
                                                              ----------------     -----------------
             TOTAL STOCKHOLDERS' EQUITY                                10,351                 5,565
                                                              ----------------     -----------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY EQUITY                $ 30,358              $ 39,814
                                                              ================     =================
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                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                 Condensed Consolidated Statements of Operations
                    (Amounts in thousands, except share data)
                                   (Unaudited)
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                                                                          Three Months                     Six Months
                                                                         Ended June 30,                  Ended June 30,
                                                                   ---------------------------     ----------------------------
                                                                      2005            2004            2005            2004
                                                                   ------------    -----------     ------------    ------------

  NET REVENUES:
    Managed vision                                                     $ 6,406        $ 6,266          $12,786        $ 12,317
    Product sales                                                        2,982          3,064            5,966           6,071
    Other services                                                       5,091          5,536            9,771          10,500
    Other income                                                           455            838              773           1,458
                                                                   ------------    -----------     ------------    ------------
          Total net revenues                                            14,934         15,704           29,296          30,346
                                                                   ------------    -----------     ------------    ------------

  OPERATING EXPENSES:
     Medical claims expense                                              4,768          4,717            9,437           9,361
     Cost of product sales                                               1,107          1,033            2,086           2,108
     Cost of services                                                    1,924          2,445            3,642           4,509
     Selling, general and administrative                                 6,280          6,509           12,424          12,658
     Depreciation                                                          254            202              496             413
     Amortization                                                           28             28               55              55
     Interest                                                              171            271              378             588
                                                                   ------------    -----------     ------------    ------------
          Total operating expenses                                      14,532         15,205           28,518          29,692
                                                                   ------------    -----------     ------------    ------------

  Income from continuing operations before income tax                      402            499              778             654
  Income tax expense                                                        25             46               50              52
                                                                   ------------    -----------     ------------    ------------
  Income from continuing operations                                        377            453              728             602

  Discontinued operations:
      Loss from discontinued operations                                      -         (1,409)               -          (2,522)
      Income tax benefit                                                     -              -                -               -
                                                                   ------------    -----------     ------------    ------------
      Loss from discontinued operations                                      -         (1,409)               -          (2,522)

  Net income (loss)                                                        377           (956)             728          (1,920)
  Preferred stock dividends                                               (197)          (177)            (386)           (351)
                                                                   ------------    -----------     ------------    ------------
  Net income (loss) available to common stockholders                     $ 180       $ (1,133)            $342        $ (2,271)
                                                                   ============    ===========     ============    ============

  EARNINGS (LOSS) PER SHARE:
  Earnings Per Share - Basic:
      Income from continuing operations applicable to
        common stockholders                                              $0.00         $ 0.00            $0.00          $ 0.00
      Income from continuing operations applicable to
        participating securities                                         $0.01         $ 0.01            $0.01          $ 0.01
      Discontinued operations                                            $0.00        $ (0.05)           $0.00         $ (0.08)
                                                                   ------------    -----------     ------------    ------------
      Net income (loss) per common share                                 $0.01        $ (0.04)           $0.01         $ (0.07)
                                                                   ============    ===========     ============    ============

  Earnings Per Share - Diluted:
      Income from continuing operations                                  $0.00         $ 0.01            $0.00          $ 0.01
      Discontinued operations                                            $0.00        $ (0.05)           $0.00         $ (0.08)
                                                                   ------------    -----------     ------------    ------------
      Net income (loss) per common share                                 $0.00        $ (0.04)           $0.00         $ (0.07)
                                                                   ============    ===========     ============    ============
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